U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2012

SurePure, Inc.

(Exact name of Company as specified in its charter)

Nevada	000-54172	26-3550286
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 North Curry Street Carson City, Nevada 89703 (Address of principal executive offices) Telephone: (917) 368-8480 Facsimile: (Registrant’s Telephone Number)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 12, 2012, the Company issued a news release announcing its share exchange with SurePure Investment Holding AG. The information furnished on Exhibit 99.3 is incorporated by reference under this Item 7.01 as if fully set forth herein.

The information provided in response to this Item of this Current Report is furnished and is not deemed "filed" for purposes of Section 18 of the Exchange Act, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

99.3	Press release, dated December 12, 2012, entitled “SurePure Investment Holding AG Announces the Closing of Share Exchange with Surepure, Inc. ”

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUREPURE US, INC. (Registrant)

Date: December 12, 2012	/s/ Guy Kebble
Guy Kebble
Chief Executive Officer